Related party transactions	12 Months Ended
Dec. 31, 2020
Related Party Transactions
Related Party Transactions	Note 26 – Related party transactionsThe Corporation grants loans to its directors, executive officers, including certain related individuals or organizations, and affiliates in the ordinary course of business. The activity and balance of these loans were as follows:

(In thousands)
Balance at December 31, 2018	$133,319
New loans	1,491
Payments	(1,800)
Other changes, including existing loans to new related parties	44
Balance at December 31, 2019	$133,054
New loans	8,360
Payments	(16,839)
Other changes, including existing loans to new related parties	316
Balance at December 31, 2020	$124,891
New loans and payments include disbursements and collections from existing lines of credit.

The Corporation has had loan transactions with the Corporation’s directors, executive officers, including certain related individuals or organizations, and affiliates, and proposes to continue such transactions in the ordinary course of its business, on substantially the same terms, including interest rates and collateral, as those prevailing for comparable loan transactions with third parties. Except as discussed below, the extensions of credit have not involved and do not currently involve more than normal risks of collection or present other unfavorable features. In addition, during 2020, in response to the coronavirus (COVID-19) pandemic, BPPR implemented loan payment moratorium programs with respect to consumer and commercial loans which were made available to all qualifying customers to provide financial relief during the pandemic. Certain Related Parties participated in this moratorium programs under the same terms and conditions offered to other unrelated third parties.

In June 2006, family members of a director of the Corporation, obtained a $0.8 million mortgage loan from Popular Mortgage, Inc., now a division of BPPR, secured by a residential property. The director was not a director of the Corporation at the time the loan was made. In March, 2012 the loan was restructured under BPPR’s loss mitigation program. During 2017, the borrower defaulted on his payment obligations under the restructured loan and as of December 31, 2018 the loan was 670 days past due. On October 2019, the Corporation completed a short sale of this loan which resulted in a charge-off of $0.4 million.

In 2010, as part of the Westernbank FDIC assisted transaction, BPPR acquired five commercial loans made to entities that were wholly owned by one brother-in-law of a director of the Corporation. The loans were secured by real estate and personally guaranteed by the director’s brother-in-law. The loans were originated by Westernbank between 2001 and 2005 and had an aggregate outstanding principal balance of approximately $33.5 million when they were acquired by BPPR in 2010. Between 2011 and 2014, the loans were restructured to consist of (i) five notes with an aggregate outstanding principal balance of $19.8 million with a 6% annual interest rate (“Notes A”) and (ii) five notes with an aggregate outstanding balance of $13.5 million with a 1% annual interest rate, to be paid upon maturity (“Notes B”). The restructured notes had an original maturity of September 30, 2016 and, thereafter, various interim renewals were approved to allow for the re-negotiation of a longer-term extension. The most recent of these interim renewals were approved on February, April and August 2020. These renewals, among other things, decreased the interest rate applicable to the Notes A to 4.25% and maintained the Notes B at an interest rate of 1%. During 2020, the Audit Committee also authorized two separate 90-day principal and interest moratoriums, from March to May and from June to August, as financial relief in response to the coronavirus (COVID-19) pandemic. On September 2020, in accordance with the Related Party Transaction Policy and after being approved by the Audit Committee, the maturity date of the credit facilities was extended until April 2022, fixing the interest rate at 4.25% for Notes A and at 1% for Notes B during such term. The aggregate outstanding balance on the loans as of December 31, 2020 was approximately $31.4 million, of which approximately $17.9 million corresponded to Notes A and $13.5 million to Notes B.The brother of an executive officer of the Corporation and his wife have three outstanding loans, each secured by the borrowers’ principal residence, where BPPR acts as either lender or servicer. The aggregate original amount of these loans was of $0.7 million, comprised of one mortgage loan of approximately $0.5 million, which is owned by a third-party investor and in which BPPR is theservicer, one mortgage loan of $0.1 million secured by a second mortgage and another mortgage loan of $0.1 million secured by a third mortgage. The borrowers entered into default with their respective obligations under all of these loan agreements. In February 2019, and pursuant to the terms of the Related Party Policy, the Audit Committee approved a series of transactions related to the aforementioned mortgages. With respect to the first mortgage, on February 2020, the parties entered into a deed in lieu of foreclosure pursuant to which the property was transferred to the investor free and clear of liens, resulting in the cancellation of the first mortgage loan. In connection therewith, BPPR released the second and third mortgages over the residential property. As part of the transaction, the borrowers made a cash contribution of $30 thousand to reduce the principal amount of the second mortgage loan and issue, for the benefit of BPPR, a promissory note in the amount of $82 thousand in order to grant BPPR the right to collect from borrowers the balance of the debt. The borrowers are required to make monthly payments of approximately $1 thousand until the maturity date of this unsecured promissory note. During 2020, the borrowers did not make payments on this promissory note. With respect to the third mortgage BPPR is currently negotiating with the borrower to establish a repayment plan in connection with the $92 thousand outstanding balance of such third mortgage.In April 2010, in connection with the acquisition of the Westernbank assets from the FDIC, as receiver, BPPR acquired a term loan to a corporate borrower partially owned by an investment corporation in which the Corporation’s Chairman, at that time the Chief Executive Officer, as well as certain of his family members, are the owners. In addition, the Chairman’s sister and brother-in-law are owners of an entity that holds an ownership interest in the borrower. At the time the loan was acquired by BPPR, it had an unpaid principal balance of $40.2 million. In May 2017, this loan was sold by BPPR to Popular, Inc., holding company (“PIHC”). At the time of sale, the loan had an unpaid principal balance of $37.9 million. PIHC paid $37.9 million to BPPR for the loan, of which $6.0 million was recognized by BPPR as a capital contribution representing the difference between the fair value and the book value of the loan at the time of transfer. Immediately upon being acquired by PIHC, the loan’s maturity was extended by 90 days (under the same terms as originally contracted) to provide the PIHC additional time to evaluate a refinancing or long-term extension of the loan. In August 2017, the credit facility was refinanced with a stated maturity in February 2019. During 2017, the facility was subject to the loan payment moratorium offered as part of the hurricane relief efforts. As such, interest payments amounting to approximately $0.5 million were deferred and capitalized as part of the loan balance. In February 2019, the Audit Committee approved, under the Related Party Policy, a 36-month renewal of the loan at an interest rate of 5.75% and a 30-year amortization schedule. As of December 31, 2020, the unpaid principal balance amounted to $36.6 million.In April 2010, a private trust and a sister-in-law of a director, as co-borrowers, obtained a $0.2 million mortgage loan from Popular Mortgage, then a subsidiary of BPPR, secured by a residential property. The loan was a fully amortizing 40-year mortgage loan with a fixed annual rate of 2.99% for the first 5 years, and thereafter an annual rate of 5.875%. From March to August 2020, the borrowers participated in the COVID-19 forbearance program offered by BPPR to qualifying mortgage customers in response to the coronavirus (COVID-19) pandemic. After the expiration of such moratorium period, borrowers did not make any payments under the loan during the months of September and October 2020, thereby defaulting on the indebtedness. On November 2020, the borrowers requested and were granted, an additional 3-month loan payment moratorium pursuant to BPPR’s ordinary course loss mitigation program, which expired in January 2021. Since the expiration of this 3-month loan payment forbearance the borrowers have failed to make the monthly loan payments when due. The outstanding balance of the loan as of December 31, 2020 was approximately $0.2 million.

In August 2018, BPPR acquired certain assets and assumed certain liabilities of Reliable Financial Services and Reliable Finance Holding Company, Puerto Rico-based subsidiaries of Wells Fargo & Company engaged in the auto finance business in Puerto Rico. As part of the acquisition transaction, the Corporation entered into an agreement with Reliable Financial Services to sublease the space necessary to continue the acquired operations. Reliable Financial Services’ underlying lease agreement was with an entity in which the Chairman of the Corporation’s Board and his family members hold an ownership interest, described in the preceding paragraph as having a loan with the Corporation. This lease expired on April 30, 2019 pursuant to its terms. During 2019, the Corporation paid to Reliable Financial Services approximately $0.5 million under the sublease.

At December 31, 2020, the Corporation’s banking subsidiaries held deposits from related parties, excluding EVERTEC, Inc. (“EVERTEC”) amounting to $851 million (2019 - $576 million).

From time to time, the Corporation, in the ordinary course of business, obtains services from related parties that have some association with the Corporation. Management believes the terms of such arrangements are consistent with arrangements entered into with independent third parties.

For the year ended December 31, 2020, the Corporation made contributions of approximately $1.6 million to Fundación Banco Popular and Popular Bank Foundation, which are not-for-profit corporations dedicated to philanthropic work (2019 - $1.1 million). The Corporation also provided human and operational resources to support the activities of the Fundación Banco Popular which in 2020 amounted to approximately $1.4 million (2019- $1.4 million).

Related party transactions with EVERTEC, as an affiliate

The Corporation has an investment in EVERTEC, Inc. (“EVERTEC”), which provides various processing and information technology services to the Corporation and its subsidiaries and gives BPPR access to the ATH network owned and operated by EVERTEC. As of December 31, 2020, the Corporation’s stake in EVERTEC was 16.16%.The Corporation continues to have significant influence over EVERTEC. Accordingly, the investment in EVERTEC is accounted for under the equity method and is evaluated for impairment if events or circumstances indicate that a decrease in value of the investment has occurred that is other than temporary.

The Corporation received $2.3 million in dividend distributions during the year ended December 31, 2020 from its investments in EVERTEC’s holding company (December 31, 2019 - $2.3 million). The Corporation’s equity in EVERTEC is presented in the table which follows and is included as part of “other assets” in the consolidated statement of financial condition.

(In thousands)	December 31, 2020	December 31, 2019
Equity investment in EVERTEC	$86,158	$73,534

The Corporation had the following financial condition balances outstanding with EVERTEC at December 31, 2020 and December 31, 2019. Items that represent liabilities to the Corporation are presented with parenthesis.
(In thousands)	December 31, 2020	December 31, 2019
Accounts receivable (Other assets)	$5,678	$7,779
Deposits	(125,361)	(63,850)
Accounts payable (Other liabilities)	(2,395)	(1,290)
Net total	$(122,078)	$(57,361)
The Corporation’s proportionate share of income from EVERTEC is included in other operating income in the consolidated statements of operations. The following table presents the Corporation’s proportionate share of EVERTEC’s income and changes in stockholders’ equity for the years ended December 31, 2020, 2019 and 2018.
	Years ended December 31,
(In thousands)	2020	2019	2018
Share of income from investment in EVERTEC	$16,936	$16,749	$13,892
Share of other changes in EVERTEC's stockholders' equity	865	516	1,659
Share of EVERTEC's changes in equity recognized in income	$17,801	$17,265	$15,551
The following tables present the impact of transactions and service payments between the Corporation and EVERTEC (as an affiliate) and their impact on the results of operations for the years ended December 31, 2020, 2019 and 2018. Items that represent expenses to the Corporation are presented with parenthesis.
	Years ended December 31,
(In thousands)	2020	2019	2018	Category
Interest expense on deposits	$(315)	$(106)	$(79)	Interest expense
ATH and credit cards interchange income from services to EVERTEC	22,406	29,224	33,658	Other service fees
Rental income charged to EVERTEC	7,305	7,418	7,271	Net occupancy
Fees on services provided by EVERTEC	(223,069)	(219,992)	(174,048)	Professional fees
Other services provided to EVERTEC	1,002	1,118	1,059	Other operating expenses
Total	$(192,671)	$(182,338)	$(132,139)

Centro Financiero BHD León

At December 31, 2020, the Corporation had a 15.84% equity interest in Centro Financiero BHD León, S.A. (“BHD León”), one of the largest banking and financial services groups in the Dominican Republic. During the year ended December 31, 2020, the Corporation recorded $27.0 million in earnings from its investment in BHD León (December 31, 2019 - $26.6 million), which had a carrying amount of $153.1 million at December 31, 2020 (December 31, 2019 - $151.6 million). The Corporation received $13.2 million in dividend distributions during the year ended December 31, 2020 from its investment in BHD León (December 31, 2019 - $12.6 million).

Investment Companies

The Corporation provides advisory services to several investment companies registered under the Puerto Rico Investment Companies Act in exchange for a fee. The Corporation also provides administrative, custody and transfer agency services to these investment companies. These fees are calculated at an annual rate of the average net assets of the investment company, as defined in each agreement. Due to its advisory role, the Corporation considers these investment companies as related parties.

For the year ended December 31, 2020 administrative fees charged to these investment companies amounted to $6.3 million (December 31, 2019 - $6.4 million) and waived fees amounted to $2.8 million (December 31, 2019 - $2.2 million), for a net fee of $3.5 million (December 31, 2019 - $4.2 million).

The Corporation, through its subsidiary BPPR, has also entered into certain uncommitted credit facilities with those investment companies. As of December 31, 2020, the available lines of credit facilities amounted to $275 million (December 31, 2019 - $330 million). The aggregate sum of all outstanding balances under all credit facilities that may be made available by BPPR, from time to time, to those investment companies for which BPPR acts as investment advisor or co-investment advisor, shall never exceed the lesser of $200 million or 10% of BPPR’s capital. At December 31, 2020 there was no outstanding balance for these credit facilities.